[GRAPHIC OMITTED]

The
Gabelli
Global
Telecommunications
Fund


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997

                        Gabelli Global Series Funds, Inc.
                              One Corporate Center
                           Rye, New York 10580 - 1434

                   The Gabelli Global Telecommunications Fund
                                  Annual Report
                                December 31, 1997

To Our Shareholders,

      The Gabelli Global Telecommunications Fund's portfolio manager, Mario J. Gabelli, was recently named the Domestic Equity Fund Manager of the Year for 1997 by Morningstar.

      Global telecommunications stocks enjoyed a banner year in 1997, buoyed by deals, after lagging broader market indices for several years. For the fourth quarter ended December 31, 1997, The Gabelli Global Telecommunications Fund's total return was 4.6%. The Lipper Analytical Services Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index had returns of (2.1)% and 4.4%, respectively, over the same period. Each index is an unmanaged indicator of

INVESTMENT RESULTS (a)

-------------------------------------------------------------------------------------------------------------------------
                                                                       Quarter
                                                 -----------------------------------------------------
                                                   1st           2nd           3rd             4th              Year
                                                   ---           ---           ---             ---              ----
1997:     Net Asset Value ....................   $11.29        $13.17        $14.22           $13.32           $13.32
          Total Return .......................      0.1%         16.7%          7.9%             4.6%            31.9%
-------------------------------------------------------------------------------------------------------------------------
1996:     Net Asset Value ....................   $11.72        $12.16        $11.73           $11.28           $11.28
          Total Return .......................      5.4%          3.8%         (3.5)%            3.3%             9.0%
-------------------------------------------------------------------------------------------------------------------------
1995:     Net Asset Value ....................   $ 9.77        $10.29        $11.12           $11.12           $11.12
          Total Return .......................      0.4%          5.3%          8.1%             1.6%            16.2%
-------------------------------------------------------------------------------------------------------------------------
1994:     Net Asset Value ....................   $ 9.68        $ 9.62        $10.38           $ 9.73           $ 9.73
          Total Return .......................     (5.1)%        (0.6)%         7.9%            (5.3)%           (3.7)%
-------------------------------------------------------------------------------------------------------------------------
1993:     Net Asset Value ....................     --            --            --             $10.20           $10.20
          Total Return .......................     --            --            --                3.0%(b)          3.0%(b)
-------------------------------------------------------------------------------------------------------------------------

                                                                                   Dividend History
---------------------------------------------                   ---------------------------------------------------------
Average Annual Return - December 31, 1997 (a)                   Payment (ex) Date    Rate Per Share    Reinvestment Price
---------------------------------------------                   -----------------    --------------    ------------------
1 Year............................      31.9%                   December 30, 1997        $1.550              $13.28
3 Year............................      18.6%                   December 31, 1996        $0.840              $11.28
Life of Fund(b)...................      12.9%                   December 29, 1995        $0.182              $11.12
---------------------------------------------                   December 30, 1994        $0.095              $ 9.73
                                                                December 31, 1993        $0.102              $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on November 1, 1993. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
        THE GABELLI GLOBAL TELECOMMUNICATIONS FUND, SALOMON SMITH BARNEY
              GLOBAL TELECOMMUNICATIONS INDEX AND THE S&P 500 INDEX

   [The following table was depicted as a line chart in the printed material]

               Gabelli Global        Salomon Smith Barney Global
           Telecommunications Fund*    Telecommunications Index    S&P 500 Index
           ------------------------    ------------------------    -------------
11/1/93           $10,000                      $10,000                $10,000
12/31/93          $10,300                      $10,045                $10,190
12/31/94          $ 9,919                      $ 9,555                $10,322
12/31/95          $11,530                      $10,794                $14,203
12/31/96          $12,568                      $12,307                $17,469
12/31/97          $16,573                      $15,011                $23,295

----------
*     Past Performance is not predictive of future performance.

investment performance. The Fund was up 31.9% for 1997. The Lipper Telecommunications Fund Average and Salomon Smith Barney Global
Telecommunications Index rose 26.9% and 22.0%, respectively, over the same twelve month period. Since inception on November 1, 1993 through December 31, 1997, the Fund has a total return of 65.7%, which equates to an average annual return of 12.9%.

Global Allocation

       The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

   [The following table was depicted as a pie chart in the printed material]

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/97

                    United States                  50.0%
                    Canada                          9.7%
                    Europe                         19.4%
                    South America                   8.6%
                    Asia/Pacific Rim                7.2%
                    Other                           5.1%

Portfolio Structure

      We remain "bottom up" focused, with roughly half the Fund's investment in the U.S. Internationally, the trend continues to be the liberalization and privatization of the telecommunications sector. The result is an expanding universe of publicly traded telecom companies poised for growth. Many other major telecom companies are expected to "go public" in the years ahead.

      Nearly 20% of the Fund is invested in Europe, much of that in the U.K. Key holdings are companies with a strong global presence and attractive valuations. Included are Cable & Wireless (CWP - $27.1875 - NYSE), the U.K.'s second largest telecom group, and Vodafone (VOD - $72.625 - NYSE), the largest U.K. cellular service provider with attractive wireless investments on a global basis. Telefonica de Espana (TEF - $91.0625 - NYSE) is another key investment in light of its strong telecom franchise and significant discount to its underlying asset value.

      Competition, consolidation and convergence are occurring globally as companies seek economies of scale. Simply put, "bigger is better." Telecommunications stocks are selling at large discounts to their estimated private market values. Moreover, their stock price performances have not kept pace with the growth in values. Major forces -- strong demand, open markets, technology, consolidation -- should drive telecom stock prices toward their private market values, thereby enhancing shareholder value.

COMMENTARY

      The sleeping giants awake! In recent years, global telecommunications stocks have been long on potential and relatively short on returns compared to other market sectors. This year, telecommunications stocks have begun to live up to expectations. We believe we are in the early stages of a bull market for telco stocks worldwide that could extend well into the next decade.

      We established the Gabelli Global Telecommunications Fund on the premise that state-of-the-art telecommunications systems would be one of the keys to competing on the global economic stage. We never doubted this premise, but investors' patience has certainly been tested. Why are we now seeing the telecommunications group gaining momentum? Because deregulation around the globe is finally taking hold and everyone in the industry is striving to improve their competitive position. Internally, companies are aggressively cutting costs and improving productivity. Business restrictions are being eliminated. In the U.S., the long distance providers are trying to gain footholds in local markets. The local exchange carriers are figuring out creative ways to enter the long distance business. Geographic roadblocks are being removed. International boundaries are dissolving as well. The industry is being privatized with professional, profit-oriented managements replacing government bureaucrats. Every company is looking for strategic acquisitions and/or partners. That foreshadows extensive and prolonged global consolidation and handsome investment returns for value oriented stock pickers.

      The telecommunications world is an oyster that has just been cracked open. It's a big juicy oyster that can feed a lot of quality companies and their shareholders. We have a front row seat at the banquet.

"The Tigers' Currency Crisis and Six Months to the EMU"

            On Wednesday, November 19, 1997 we were privileged to have the distinguished Karl Otto Pohl, the former President of Germany's Bundesbank and a Director of the Global Telecommunications Fund, give an address on subjects ranging from the currency crisis in Southeast Asia to the establishment of European Monetary Union. We would like to share Mr. Pohl's comments with you.

      Karl Otto Pohl:

            Thank you for inviting me to speak to you today. Foremost on everyone's minds is probably the situation in Southeast Asia and its impact on the rest of the world. I will begin by confessing that I was surprised by the currency crisis and attendant economic problems in the region. I suppose most economists and market observers were accustomed to strong growth in these countries and overlooked the speculative excesses that had built up in these economies. I was in Indonesia in July and at that time, the consensus was that Thailand was an isolated incident and the rest of the Asian Tigers' currencies and economies were secure. We now know the consensus was quite wrong. The brush fire in Thailand spread quickly throughout the region destroying currencies and threatening economic growth in almost every Southeast Asian nation. Currency speculators played a role in the process, but they are not the cause of the problems. Over-capacity, over-borrowing and euphoria in the regions' equities and real estate markets deserve much of the blame with regional currencies' ties to the strong U.S. dollar also fanning the flames.

      Is the crisis now over?

            I'm not sure. I am skeptical of the long-term benefits of financial bailouts by the International Monetary Fund like the $40 billion package put together to rescue Indonesia, a very small economic entity on the global stage. This strategy, which is supported by the U.S., may dampen volatility by discouraging currency speculation and limiting immediate economic disruption. However, in the long run, I believe problems are better solved by letting the markets do their job. Burned fingers make people more careful around the fire. Will the currency crisis in Southeast Asia spread to other parts of the world? One has to be concerned by the high current account deficit and overvalued currency in Brazil.

      What happens to the Hong Kong dollar?

            Generally, I question the benefit of pegging currencies to the world's strongest. However, I believe Hong Kong may be justified in doing everything in its power to defend its currency peg to the U.S. dollar. Failure to preserve the peg would threaten Hong Kong's position as the region's financial center. As much as Singapore would like to see its rival's demise, support from mainland China and Hong Kong's substantial U.S. dollar reserves should allow it to successfully defend the peg.

      The Spillover to Japan

            I am less concerned about what may happen to the economies of smaller countries like Thailand, Indonesia, and Malaysia, than the impact economic weakness in the Pacific Rim will have on larger economic entities like Korea and particularly Japan. With substantial over-capacity and a still vulnerable currency, Korea is in trouble. I have never seen the Japanese so frustrated. The Japanese government and Japanese corporate leaders are at a loss as to how to get out of the current economic quagmire. At 0.5%, the discount rate is already quite low. Dropping short-term rates even lower is not likely to accomplish much. Budget deficits prevent the government from spending much to bolster the economy--it is interesting to note that because of a deficit that equals 7% of GDP, Japan would not qualify for entry into the European Monetary Union. This summer, I had lunch with the Board of Nippon Life and met with the

      Chairman of Fuji Bank. They didn't seem to have any answers. Recently, a major commercial bank was allowed to go under. Interestingly, the Japanese stock market rallied on the news. I don't believe any of the Japanese money center banks are in serious trouble, but I can't fully discount the possibility. Perhaps the long-term solution for Korea and Japan is to run companies with a view to increasing share of profits rather than just share of markets.

      For every cloud, there's . . .

            The silver lining in the economic cloud hanging over Southeast Asia and Japan is its favorable impact on inflation in the U.S. and Europe. Over-capacity and weaker currencies in Asia will translate into more imports and lower prices in the developed nations. U.S. Federal Reserve Chairman Alan Greenspan has already acknowledged that the problems in Southeast Asia will likely help eliminate inflationary pressure in the U.S. economy. I believe Mr. Greenspan is also concerned that any increase in U.S. rates may have a very negative effect on world-wide financial markets. So, I doubt we will see the Fed raise short-term rates for the foreseeable future. As I predicted, long-term U.S. bond rates are already coming down. Supply/demand factors in the bond market are favorable and the federal budget deficit is shrinking dramatically. I expect we will see the 30-year Treasury Bond yield dropping below 6% relatively soon and perhaps trending even lower over the next year. As the yield curve flattens, the Fed may be more inclined to reduce short-term rates rather than raise them. This, of course, will be good for U.S. stocks and bonds.

      The Status on the EMU

            The second subject of great interest to most economists and investors is European Monetary Union. It is going to happen ahead of schedule in May 1998 with 11 nations including Italy, Spain and Portugal participating. Greece is not ready and for many reasons, the UK does not wish to join at this time, nor will Sweden or Denmark. Part of the process of monetary union is to establish fixed exchange rates for all European currencies--in essence, creating one currency with many different names. For this to work, Europe must have a single monetary policy, which will be accomplished by the creation of an independent European central bank in 1998. For the time being, Germany's Bundesbank will fill that role. That is why the Bundesbank is pushing up short-term rates in Germany despite an economy that is just now gaining some momentum and an inflation rate under 2%. Concurrently, interest rates will have to come down in countries like Italy, Spain and Ireland despite a robust economy. These changes in short-term interest rates are being instituted solely to make monetary union easier to effectuate.

            What does European Monetary Union mean for global exchange rates? I believe the united European currencies will prove to be an alternative to the U.S. dollar as a strong and stable currency. If I am right, the dollar will weaken versus the D-mark. I think the U.S. dollar will strengthen to as much as 135-140 against the Japanese Yen. There has been a lot of speculation that Japanese financial institutions will be forced to abandon the U.S. bond market. This is not likely to happen. Japanese banks and insurance companies need to generate a 5-6% return on investment to meet their financial obligations. Right now, the U.S. bond market is the only safe place they can get these kind of returns.

      Mergers & Acquisitions and the Euro

            In the year ahead, I expect European economies to continue to grow, albeit not as rapidly as consensus estimates. For example, I am seeing projections of 3% GDP growth for Germany. With weaker Asian currencies restraining German exports, I suspect GDP growth will come in closer to 2.5%. European Monetary Union will spawn more cross-border mergers and acquisitions. Consolidation will benefit European companies as it has American companies in recent years. To date, cross-border corporate transactions have been difficult to accomplish. It will get easier and corporate combinations that make economic sense will be realized.

            I have now taken enough of your time ruminating on current events. I hope my comments have given you some beneficial insight on global financial markets. Now, let's go back to work.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1997.

AirTouch Communications Inc. (ATI - $41.5625 - NYSE) is one of the premier players in global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Portugal, Sweden, Belgium, Italy, Spain, Japan and South Korea), the company is well-positioned to participate in the worldwide expansion of wireless communications. Roughly half of the company's current 8.5 million worldwide cellular customers are located in the U.S. Annual growth is estimated at 30% to 40%. AirTouch is in the process of strengthening its cellular position in the U.S. with the acquisition of US West Media Group's domestic cellular operations and its stake in PrimeCo Personal Communications.

BC Telecom Inc. (BCT - $31.14 - TSE), formerly British Columbia Telephone Co., is the second largest telecommunications services company in Canada. A subsidiary of GTE owns 52% of the company. We estimate the private market value of BCT to be $50 per share. Its basic telephone operations provide service to more than two million telephone lines and are growing at twice the Canadian industry average. BCT's crown jewel is a rapidly growing cellular phone company which currently serves over 465,000 subscribers. We expect BCT to take advantage of the deregulatory trend in Canada by entering new businesses.

BCE Inc. (BCE - $33.3125 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $89.00 - NYSE) and BCEMobile Communications (BCX - $25.16
- TSE). There are substantial values in BCE. For example, "behind" each share of BCE there are 0.2 shares of Northern Telecom. This NT interest, marked to market, is worth over $18 per BCE share. The company is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

Cable & Wireless plc (CWP - $27.1875 - NYSE) is a United Kingdom-based company comprised of broad global telecommunications interests. CWP has finalized plans to merge its U.K. operations with Nynex CableComms Group plc and Bell Cable Media plc, bolstering its presence in the increasingly competitive U.K. communications market. The company now owns 53% of a new, publicly traded U.K.-based company, Cable & Wireless Communications plc, which owns 100% of Mercury Communications, the second largest provider of telecom services in Britain, and a majority of Bell Cable Media, Nynex CableComms and Videotron Holdings plc. Hong Kong Telecommunications (HKT - $20.625 - NYSE), the dominant telecom service provider in Hong Kong, is 54%-owned by CWP and remains the "crown jewel" of the CWP portfolio. CWP is attractive based on its high rate of growth and reasonable market valuation.

Southern New England Telecommunications Corp. (SNG - $50.3125 - NYSE) is a holding company for Southern New England Telephone (SNET) which provides telephone services for most of Connecticut. SNET has had success in expanding into the long distance market in its home territory, gathering a 40% share of the long distance market in Connecticut. SBC Communications has agreed to acquire SNET for $4.26 billion in stock.

Tele-Communications Inc. (TCOMA - $27.9375 - Nasdaq), one of the largest cable TV operators in the U.S., is guided by Dr. John C. Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International Inc. (TINTA - $18.00 - Nasdaq). An important strategic shift for the company is underway as some cable properties are being sold or transferred to allianced-partners, shifting debt and strengthening the company's balance sheet. So far, deals shaving over 3 million subscribers and shifting over $4 billion in debt have been announced. Cost reduction programs, including overhead reduction, are showing substantial progress and increasing operating cash flow.

Telecom Italia Mobile SpA (TIM.MI - $4.62 - Milan Stock Exchange), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off last July and began trading on the Milan stock exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy. The company is the largest cellular provider in Europe with four million subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only one new entrant in the market. No new competitors are likely in the near future.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $116.4375 - NYSE) is the Brazilian, government-controlled, monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than five times our estimate of 1997 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. In October, the Brazilian Ministry of Communications announced the breakup of the company into three regional, nine cellular and one long distance company.

Telefonica de Espana (TEF - $91.0625 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds two million subscribers. We consider TEF to be an attractive way to invest in Latin America, with a diversified portfolio of telecommunication operations in the region. Its portfolio of publicly traded Latin American companies includes:
Compania de Telecomunicaciones de Chile SA, Telefonica de Argentina SA and Compania Peruana de Telefonos SA. TEF also holds interests in non-public Latin American telecom operations in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long term strategy is to create a Pan American network, leveraging the Spanish speaking world. TEF jump started this effort with its decision to form a global alliance with British Telecom and MCI's Concert plc, which is gaining momentum in the race to become the dominant provider of one stop shopping for full-service, global telecommunications products.

Telephone and Data Systems Inc. (TDS - $46.5625- ASE) is a domestic provider of local telephone service to over 490,000 mostly rural access lines and is the seventh largest cellular telephone company in the U.S. with a fast growing paging business. TDS is oriented toward creating substantial shareholder value (as opposed to focusing on near term earnings per share). Operating cash flow is increasing, driven mainly by internal growth in cellular telephone. We expect strong growth at TDS to result in a private market value of $160 per share by 2000. The company was active in the PCS auctions and was the high bidder in eight markets with a combined population of 27 million. TDS has investments in U.S. Cellular, American Portable Telephone and American Paging.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Gabelli U.S. Treasury Money Market Fund

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with aninitial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at
 .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      Global telecommunications companies broke out of their shells in 1997. Though not yet complete, the global deregulation of this critical industry is taking shape. This monumental change presents outstanding long term investment opportunity. We hope you will stay with us as we strive to take advantage of the numerous opportunities being presented today and in the years to come.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nadaq symbol is GABTX. Please call us during the business day for further information.


                                          Sincerely,


      Mario J. Gabelli, CFA                     Marc J.  Gabelli
      Portfolio Manager and                     Associate Portfolio Manager
      Chief Investment Officer


February 1, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1997

Telephone & Data Systems Inc.         Telecom Italia Mobile SpA
Tele-Communications Inc.              Telecomunicacoes Brasileiras SA (Telebras)
Cable & Wireless plc                  BCE Inc.
BC Telecom Inc.                       AirTouch Communications Inc.
Telefonica de Espana                  Southern New England Telecom.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Telecommunications Fund
Portfolio of Investments -- December 31, 1997
================================================================================

                                                                         Market
    Shares                                                 Cost          Value
    ------                                                 ----          -----
             COMMON STOCKS -- 88.3%
             ALTERNATIVE TELECOMMUNICATION
             PROVIDERS -- 1.3%
     7,000   American Communications
               Services Inc.+ .....................   $    47,813   $     89,688
     2,000   Brooks Fiber Properties Inc.+ ........        34,830        110,000
     1,000   Colt Telecom Group plc+ ..............        31,875         42,625
    40,000   GST Telecommunications Inc.+ .........       432,982        475,000
    18,000   ICG Communications Inc.+ .............       238,475        490,500
     2,000   Intermedia Communications Inc.+ ......        27,830        121,500
     5,000   McLeodUSA Inc., Cl. A+ ...............        87,700        160,000
     2,000   Startec Global
               Communications Corp.+ ..............        24,000         44,750
    25,000   Suncom
               Telecommunications Inc.+ ...........       139,154          1,375
       400   Teleport Communications
               Group Inc., Cl. A+ .................         6,400         21,950
                                                      -----------   ------------
                                                        1,071,059      1,557,388
                                                      -----------   ------------
             BROADCASTING -- 0.2%
       400   Pathe SA .............................        93,612         77,661
     5,000   Telemundo Group Inc., Cl. A+ .........       208,019        204,375
                                                      -----------   ------------
                                                          301,631        282,036
                                                      -----------   ------------
             CABLE -- 11.1%
    40,000   Adelphia Communications Corp.,
               Cl. A+ .............................       438,499        740,000
    15,000   Cable Michigan Inc.+ .................       158,285        343,125
    20,000   Cablevision Systems Corp.,
               Cl. A+ .............................       778,719      1,915,000
    70,000   Century Communications Corp.,
               Cl. A+ .............................       590,705        682,500
    60,000   Comcast Corp., Cl. A .................       948,294      1,912,500
    44,000   Comcast U.K ..........................
               Cable Partners Ltd.+ ...............       649,750        415,250
    10,000   General Cable plc, ADR+ ..............       146,775         68,750
    35,000   NTL Inc.+ ............................       554,438        975,625
    30,000   Rogers Communications Inc.,
               Cl. B+ .............................       176,188        146,250
    35,466   TCI Ventures Group+ ..................       563,246      1,004,131
    40,000   Tele-Communications Inc.,
               Cl. A+ .............................       562,639      1,117,500
    30,000   Tele-Communications
               International Inc., Cl. A+ .........       514,638        540,000
    15,000   Telewest Communications plc,
               ADR+ ...............................       261,550        183,750
    85,000   United International Holdings Inc.,
               Cl. A+ .............................     1,264,787        977,500
    70,000   US WEST Media Group+ .................     1,250,280      2,021,250
                                                      -----------   ------------
                                                        8,858,793     13,043,131
                                                      -----------   ------------
             COMMUNICATIONS EQUIPMENT -- 2.3%
    60,000   Champion Technology Holdings,
               ADR ................................   $    80,658   $     33,750
     4,400   Ericsson (L.M.) Telephone Co.,
               ADR ................................        60,972        164,175
     2,500   General Semiconductor Inc.+ ..........        33,120         28,906
     4,000   Lucent Technologies Inc. .............       182,610        319,500
     2,500   Motorola Inc. ........................       113,969        142,656
     5,000   NextLevel Systems Inc.+ ..............        76,830         89,375
     2,000   Nokia Corp., Cl. A, ADR ..............        76,675        140,000
    18,000   Northern Telecom Ltd. ................       639,750      1,602,001
    10,000   Scientific-Atlanta Inc. ..............       169,558        167,500
       500   Siemens AG, ADR ......................        23,625         29,625
   100,000   Time Engineering Berhad ..............       264,576         25,691
                                                      -----------   ------------
                                                        1,722,343      2,743,179
                                                      -----------   ------------
             ENTERTAINMENT -- 0.4%
    23,462   Ascent Entertainment
               Group Inc.+ ........................       177,530        243,418
     6,000   Metromedia International
               Group Inc.+ ........................        67,475         57,000
     2,000   Time Warner Inc. .....................        74,100        124,000
     2,000   Viacom Inc., Cl. A+ ..................        63,850         81,750
                                                      -----------   ------------
                                                          382,955        506,168
                                                      -----------   ------------
             LONG DISTANCE TELEPHONE
             PROVIDERS -- 6.0%
    25,000   AT&T Corp. ...........................       853,276      1,531,250
    25,000   Call-Net Enterprises Inc.+ ...........       236,026        392,203
       215   DDI Corp. ............................     1,103,789        570,484
     4,000   Esprit Telecom Group plc+ ............        34,330         45,000
     5,000   Fonorola Inc.+ .......................        21,782        111,459
    75,000   General Communication Inc.,
               Cl. A+ .............................       333,867        496,875
     6,500   Kokusai Denshin ......................       557,052        234,962
     5,000   LCI International Inc.+ ..............        45,262        153,750
    10,000   MCI Communications Corp. .............       299,245        428,125
     8,000   MIDCOM Communications Inc.+ ..........         6,958            120
    66,000   P.D.L. Holdings Ltd.+ ................       420,944        358,875
    51,000   Philippine Long Distance
               Telephone Co. ......................     1,727,775      1,147,500
    20,000   Sprint Corp. .........................       546,369      1,172,500
     4,000   Teleglobe Inc. .......................        60,486         84,905
     2,000   Telegroup Inc.+ ......................        20,000         25,250
    10,000   WorldCom Inc.+ .......................       124,922        302,500
                                                      -----------   ------------
                                                        6,392,083      7,055,758
                                                      -----------   ------------
             PUBLISHING -- 0.2%
     1,000   Media General Inc., Cl. A ............        23,050         41,813
     8,000   News Corp. Ltd., ADR .................       179,088        178,500
   100,000   Seat SpA+ ............................        28,390         39,027
                                                      -----------   ------------
                                                          230,528        259,340
                                                      -----------   ------------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- December 31, 1997
================================================================================

                                                                         Market
    Shares                                                 Cost          Value
    ------                                                 ----          -----
             COMMON STOCKS (continued)
             REGIONAL and LOCAL
             TELEPHONE PROVIDERS -- 17.9%
    44,000   Aliant Communications Inc. ...........   $   682,020   $  1,380,500
    20,000   ALLTEL Corp. .........................       561,875        821,250
    22,000   Ameritech Corp. ......................       913,975      1,771,000
    15,200   Atlantic Tele-Network Inc.+ ..........       129,263        165,300
     5,304   Bell Atlantic Corp. ..................       272,025        482,664
    27,000   BellSouth Corp. ......................       803,645      1,520,438
     9,000   Bruncor Inc. .........................       160,442        273,581
     2,000   Cincinnati Bell Inc. .................        15,800         62,000
    40,000   Commonwealth
               Telephone Enterprises Inc.+ ........       482,456      1,050,000
     2,000   Electric Lightwave Inc., Cl. A+ 30,750        29,750
   150,000   First Pacific Co. Ltd.+ ..............        90,040         72,597
    10,000   First Pacific Co. Ltd.,
               Sponsored ADR ......................        35,875         25,313
    40,000   Frontier Corp. .......................       821,259        962,500
    33,000   GTE Corp. ............................     1,106,650      1,724,250
    15,000   Island Telephone
               Company Ltd. .......................       282,503        393,077
    19,000   Maritime Telegraph and
               Telephone Company Ltd. .............       330,491        451,427
    12,000   NewTel Enterprises Ltd. ..............       207,133        286,369
     3,000   Peoples Telephone
               Company Inc.+ ......................        19,000         11,063
    10,000   Quebec-Telephone .....................       153,660        209,641
    60,000   RCN Corp.+ ...........................     1,053,848      2,054,999
     8,000   SBC Communications Inc. ..............       328,846        586,000
    43,000   Southern New England
               Telecommunications Corp. ...........     1,524,378      2,163,437
    90,000   Telephone & Data
               Systems Inc. .......................     3,873,618      4,190,624
    10,000   Telus Corp. ..........................       129,540        221,520
     3,000   US WEST Communications
             Group ................................        71,844        135,375
                                                      -----------   ------------
                                                       14,080,936     21,044,675
                                                      -----------   ------------
             SATELLITE -- 3.0%
     2,000   American Mobile
               Satellite Corp.+ ...................        30,215         14,000
       100   Asia Satellite
               Telecommunications
               Holdings Ltd. ......................         2,583          1,681
     1,000   British Sky Broadcasting
               Group, ADR .........................        36,400         44,500
    48,000   COMSAT Corp. .........................     1,032,046      1,163,999
     8,000   Echostar Communications
               Corp., Cl. A+ ......................       221,390        134,000
     5,000   General Motors Corp., Cl. H ..........       104,181        184,688
     8,000   Globalstar
               Telecommunications+ ................        55,725        393,000
    23,000   Iridium World
               Communications Ltd.+ ...............       459,563        839,500
    15,000   Loral Space &
               Communications Ltd.+ ...............   $   181,875   $    321,563
     2,000   PT Indonesia Satellite,
               ADR ................................        68,225         38,625
     2,812   Raytheon Co., Cl. A ..................        88,319        138,667
    30,000   TCI Satellite Entertainment Inc.,
               Cl. A+ .............................       300,686        206,250
     2,000   U.S. Satellite
               Broadcasting Co.+ ..................        28,050         15,875
                                                      -----------   ------------
                                                        2,609,258      3,496,348
                                                      -----------   ------------
             TELECOMMUNICATIONS -- 0.2%
    12,500   Great Nordic Store ...................       215,022        209,940
                                                      -----------   ------------
             TELEPHONE NETWORKS -- 29.4%
   100,000   BC Telecom Inc. ......................     1,815,395      3,109,672
    77,000   BCE Inc. .............................     1,334,988      2,565,063
     3,000   BHI Corp. ............................        48,250         92,250
     1,000   British Telecommunications
               plc, ADR ...........................        53,925         80,313
    35,800   Cable & Wireless
               Communications plc, ADR+ ...........       932,380        872,625
   130,000   Cable & Wireless plc,
               Sponsored ADR ......................     2,794,963      3,534,374
    65,000   Compania de
               Telecomunicaciones de
               Chile SA, ADR ......................     1,018,469      1,941,875
   500,000   CPT Telefonica del Peru,
               Cl. B ..............................       722,310      1,117,036
     1,000   CPT Telefonica del Peru,
               Cl. B, ADR .........................        20,500         23,313
    11,000   Deutsche Telekom AG ..................       210,163        204,875
    38,000   Emerging
               Communications Inc.+ ...............       227,800        304,000
     2,000   France Telecom SA+ ...................        68,975         72,000
     3,687   Hellenic Telecommunications
               Organization SA (OTE) ..............        62,313         75,637
    15,000   Hong Kong
               Telecommunications Ltd.,
               ADR ................................       294,183        309,375
     2,000   Hungarian Telephone &
               Cable Corp.+ .......................        24,557         19,125
        60   Japan Telecom Co. Ltd. ...............     1,186,503        530,683
    15,000   Koninklijke PTT Nederland NV,
               ADR ................................       470,521        622,500
       500   Matav, ADR+ ..........................         9,650         13,000
       167   Nippon Telegraph &
               Telephone Corp. ....................     1,216,226      1,438,536
    10,000   Nippon Telegraph &
               Telephone Corp., ADR ...............       409,638        433,125
       800   Pakistan Telecommunications,
               GDR+ (a) ...........................        98,166         55,200
    12,000   Portugal Telecom SA, ADR .............       233,785        564,000
     8,000   PT Telekomunikasi Indonesia ..........       155,960         88,500

      The accompanying notes are an integral part of the financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- December 31, 1997
================================================================================

                                                                         Market
    Shares                                                 Cost          Value
    ------                                                 ----          -----
             COMMON STOCKS (continued)
             TELEPHONE NETWORKS  (continued)
    20,000   Singapore
               Telecommunications Ltd. ............   $    48,208   $     37,271
     8,000   Tele Danmark A/S, ADR ................       215,400        246,500
    36,000   Telecom Argentina Stet --
               France Telecom SA, ADR .............       848,848      1,287,000
 1,000,000   Telecom Asia+ ........................       687,194        191,075
    25,000   Telecom Corporation of
               New Zealand Ltd., ADR+ .............       600,312        968,750
   194,444   Telecom Italia SpA ...................       457,508      1,242,772
    25,000   Telecom Italia SpA, ADR ..............       553,105      1,600,000
 8,000,000   Telecommunications
               of Jamaica .........................       406,750        583,217
    23,500   Telecomunicacoes Brasileiras SA
               (Telebras), Sponsored ADR ..........       629,094      2,736,281
   938,570   Telecomunicacoes de
               Sao Paulo SA (Telesp)+ .............       141,797        213,605
    41,000   Telefonica de Argentina SA,
               ADR ................................     1,142,274      1,527,250
    32,000   Telefonica de Espana, ADR ............     1,347,010      2,914,000
    36,000   Telefonos de Mexico SA,
               Cl. L, ADR .........................     1,376,800      2,018,250
   300,000   Telekom Malaysia Berhad ..............     1,420,412        886,350
       600   Telstra Corp. Ltd., ADR+ (a) .........        19,666         25,050
     8,075   Thai Telephone & Telecom,
               GDR + (a) ..........................       100,542          2,100
     3,000   Veba AG ..............................       126,255        204,389
                                                      -----------   ------------
                                                       23,530,795     34,750,937
                                                      -----------   ------------
             WIRELESS COMMUNICATIONS -- 16.3%
     5,000   360(0) Communications Co.+ ...........        91,438        100,938
    40,000   ABC Communications
               Holdings Ltd. ......................        20,301          7,227
   115,000   Aerial
               Communications Inc.+ ...............       778,540        819,375
    48,000   AirTouch
               Communications Inc.+ ...............     1,083,337      1,995,000
    60,000   American Paging Inc.+ ................       431,991        127,500
    28,400   Associated Group Inc.,
               Cl. A+ .............................       308,905        841,350
    32,000   Associated Group Inc.,
               Cl. B+ .............................       339,440        932,000
    14,000   BCE Mobile
               Communications Inc. ................       461,860        352,197
       500   Bouygues Group .......................        58,707         56,683
    20,000   Cellular Communications
               International Inc.+ ................       332,622        935,000
    85,000   Centennial Cellular Corp.,
               Cl. A+ .............................     1,416,142      1,742,500
    28,000   Century Telephone
               Enterprises Inc. ...................       811,681      1,394,750
     2,000   CommNet Cellular Inc.+ ...............        45,978         71,125
     2,000   CoreComm Inc.+ .......................   $    37,490   $     20,250
    30,000   CP Pokphand, Sponsored
               ADR ................................       245,000        119,063
    50,000   Europolitan Holdings AB+ .............       460,320      1,909,416
    35,000   Grupo Iusacell SA,
               Ser. D, ADR+ .......................       422,475        533,750
    26,000   Himachal Futuristic ..................       141,200         15,184
    24,000   Jasmine International ................       117,135          4,586
     2,500   Mannesmann AG ........................       819,702      1,255,532
     5,300   Matrix
               Telecommunications Ltd.+ ...........         8,992          1,899
     1,500   Metrocall Inc.+ ......................        11,138          7,406
     5,000   Mobile Telecommunications
               Technologies Corp.+ ................        87,075        110,000
     9,789   NEXTEL Communications Inc.,
               Cl. A+ .............................       145,326        254,514
     2,000   Omnipoint Corp.+ .....................        17,750         46,500
    12,500   Price Communications Corp.+ ..........        88,770        107,031
    22,000   PriCellular Corp.+ ...................        98,883        229,625
    35,000   Rogers Cantel Mobile
               Communications Inc.,
               Cl. B+ .............................       812,011        323,750
     1,000   Rural Cellular Corp., Cl. A+ .........        10,000         13,063
    70,000   Securicor Group plc ..................       183,666        328,834
   100,000   Technology Resources
             Industries ...........................       384,096         59,090
   600,000   Telecom Italia Mobile SpA ............       798,598      2,770,933
     6,000   Teligent Inc., Cl. A+ ................       133,000        147,750
     2,000   Thyssen AG ...........................       367,787        427,131
    20,000   Total Access
               Communications plc .................       126,250          6,800
     3,000   United States Cellular
               Corp.+ .............................        90,900         93,000
     1,500   Vanguard Cellular
               Systems Inc., Cl. A+ ...............        29,040         19,125
     1,000   Vimpel Communications+ ...............        28,300         35,625
    14,000   Vodafone Group plc, ADR ..............       364,429      1,015,000
                                                      -----------   ------------
                                                       12,210,275     19,230,502
                                                      -----------   ------------
             TOTAL COMMON STOCKS ..................    71,605,678    104,179,402
                                                      -----------   ------------

             CONVERTIBLE PREFERRED STOCKS -- 2.7%
             CABLE -- 1.4%
    18,200   Tele-Communications Inc. .............
               6.00% Cv. Pfd., Ser. E .............     1,252,596      1,692,599
                                                      -----------   ------------
             ENTERTAINMENT -- 0.0%
     1,000   Metromedia International
               Group Inc.
               7.25% Cv. Pfd. .....................        51,363         45,250
                                                      -----------   ------------
             LONG DISTANCE TELEPHONE PROVIDERS -- 0.5%
    12,000   Sprint Corp. .........................
               8.25% Cv. Pfd. .....................       424,102        537,000
                                                      -----------   ------------

      The accompanying notes are an integral part of the financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- December 31, 1997
================================================================================

                                                                         Market
    Shares                                                 Cost          Value
    ------                                                 ----          -----
             CONVERTIBLE PREFERRED STOCKS (continued)
             TELEPHONE NETWORKS -- 0.4%
     9,500   Philippine Long Distance
               Telephone Co.
               7.00% Cv. Pfd., Ser. III. ..........   $   475,000   $    435,813
                                                      -----------   ------------
             WIRELESS COMMUNICATIONS -- 0.4%
     3,000   AirTouch
               Communications Inc. 4.25%
               Cv. Pfd., Cl. C ....................       144,750        186,938
     5,000   AirTouch Communications Inc.
             6.00% Cv. Pfd., Cl. B ................       146,563        178,125
     3,000   Mobile Telecommunication
               Technologies Corp.
               $2.25 Cv. Pfd. (a) .................        84,750         99,000
                                                      -----------   ------------
                                                          376,063        464,063
                                                      -----------   ------------
             TOTAL CONVERTIBLE
             PREFERRED STOCKS .....................     2,579,124      3,174,725
                                                      -----------   ------------
             PREFERRED STOCKS -- 0.3%
             TELEPHONE NETWORKS -- 0.3%
 3,355,677   Telecomunicacoes de
               Rio de Janeiro SA
               (Telerj) Pfd. ......................       267,381        348,792
    40,900   Telecomunicacoes de
               Sao Paulo SA
               (Telesp) Pfd. ......................        12,299         10,884
                                                      -----------   ------------
             TOTAL PREFERRED STOCKS ...............       279,680        359,676
                                                      -----------   ------------

   Principal
    Amount
    ------
             CONVERTIBLE CORPORATE BONDS -- 0.9%
             TELEPHONE NETWORKS -- 0.7%
$1,000,000   Telekom Malaysia Berhad
               Sub. Deb. Cv.
               4.00%, 10/03/04 (a) ................     1,000,237        775,000
                                                      -----------   ------------
             WIRELESS COMMUNICATIONS -- 0.2%
   250,000   Technology Resources Industries
               Sub. Deb. Cv.
               2.75%, 11/28/04 (a) ................       250,000        266,250
                                                      -----------   ------------
             TOTAL CONVERTIBLE
             CORPORATE BONDS ......................     1,250,237      1,041,250
                                                      -----------   ------------
             U.S. GOVERNMENT OBLIGATIONS -- 8.0%
 9,427,000   U.S. Treasury Bills,
               4.989% to 5.631%,
               due 01/02/98 to 02/26/98 ...........     9,386,677      9,386,169
                                                      -----------   ------------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS ..........................   $ 9,386,677   $  9,386,169
                                                      -----------   ------------
             TOTAL
             INVESTMENTS-- 100.2% .................   $85,101,396    118,141,222
                                                      ===========
             Other Assets and
               Liabilities (Net)-- (0.2)% .........                    (269,599)
             NET ASSETS -- 100.0%
               (8,850,438 shares outstanding) .....                 $117,871,623
                                                                    ============
             NET ASSET VALUE,
               Offering and Redemption
               Price Per Share ....................                       $13.32
                                                                    ============

----------
For Federal income tax purposes:
      Aggregate cost ..............................                 $85,101,396
                                                                    ===========
      Gross unrealized appreciation ...............                  40,008,397
      Gross unrealized depreciation ...............                  (6,968,571)
                                                                    -----------
      Net unrealized appreciation .................                 $33,039,826
                                                                    ===========

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the market value of Rule 144A securities amounted to $1,222,600 or 1.0% of net assets.

+     Non-income producing security

ADR -- American Depositary Receipt

GDR -- Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                   The Gabelli Global Telecommunications Fund

Statement of Assets and Liabilities
December 31, 1997
================================================================================

Assets:
    Investments, at value (cost $85,101,396) ...............      $ 118,141,222
    Foreign cash, at value (cost $130,968) .................            126,945
    Dividends and interest receivable ......................            224,324
    Receivable for Fund shares sold ........................             62,273
    Receivable for investments sold ........................             45,030
    Deferred organizational expenses .......................             21,531
                                                                  -------------
      Total Assets .........................................        118,621,325
                                                                  -------------
Liabilities:
    Payable to custodian ...................................            359,230
    Payable for Fund shares redeemed .......................             48,013
    Payable for investment advisory fees ...................             98,422
    Payable for distribution fees ..........................             70,678
    Other accrued expenses .................................            173,359
                                                                  -------------
      Total Liabilities ....................................            749,702
                                                                  -------------
      Net Assets (applicable to 8,850,438
        shares outstanding) ................................      $ 117,871,623
                                                                  =============
      Net Asset Value,  offering and
        redemption price per share .........................      $       13.32
                                                                  =============

Net Assets consist of:
    Capital stock, at par value ............................      $      88,504
    Additional paid in capital .............................         84,768,337
    Distributions in excess
      of net investment income .............................                (69)
    Accumulated net realized loss on investments
      and foreign currency transactions ....................            (18,565)
    Net unrealized appreciation on investments
      and assets and liabilities denominated
      in foreign currencies ................................         33,033,416
                                                                  -------------
      Total Net Assets .....................................      $ 117,871,623
                                                                  =============


Statement of Operations
For The Year Ended December 31, 1997
================================================================================

Investment Income:
    Dividends (net of foreign taxes of $117,721)  ............       $ 1,699,903
    Interest .................................................           219,069
                                                                     -----------
      Total Investment Income ................................         1,918,972
                                                                     -----------
Expenses:
    Investment advisory fees .................................         1,080,470
    Distribution fees ........................................           270,798
    Shareholder services fees ................................           320,955
    Custodian fees and expenses ..............................            59,142
    Shareholder report expenses ..............................            44,903
    Legal and audit fees .....................................            38,399
    Registration fees ........................................            30,853
    Interest expense .........................................            21,293
    Amortization of organizational expenses ..................            15,630
    Miscellaneous expenses ...................................            23,246
                                                                     -----------
      Total Expenses .........................................         1,905,689
                                                                     -----------
Net Investment income ........................................            13,283
                                                                     -----------
Net Realized and Unrealized Gain
    on Investments:
    Net realized gain on investments and
      foreign currency transactions ..........................        12,291,080
    Net change in unrealized appreciation
      on investments and assets and liabilities
      denominated in foreign currencies ......................        17,429,948
                                                                     -----------
    Net realized and unrealized
      gain on investments and foreign
      currency transactions ..................................        29,721,028
                                                                     -----------
Net increase in net assets resulting from
    operations ...............................................       $29,734,311
                                                                     ===========


Statement of Changes in Net Assets
================================================================================

                                                                                      Year Ended December 31,
                                                                                 ---------------------------------
                                                                                      1997               1996
                                                                                      ----               ----
Operations:
    Net investment income .................................................      $      13,283       $     411,485
    Net realized gain on investments and foreign currency transactions ....         12,291,080           7,081,146
    Net change in unrealized appreciation on investments and assets
      and liabilities denominated in foreign currencies ...................         17,429,948           2,695,936
                                                                                 -------------       -------------
      Net increase in net assets resulting from operations ................         29,734,311          10,188,567
                                                                                 -------------       -------------
Distributions to shareholders:
    From net investment income ............................................               --              (413,426)
    From net realized gain on investments .................................        (12,322,997)         (7,136,096)
                                                                                 -------------       -------------
      Total distributions to shareholders .................................        (12,322,997)         (7,549,522)
                                                                                 -------------       -------------
Share transactions:
    Net (decrease)in net assets from Fund share transactions ..............         (8,083,350)        (16,940,085)
                                                                                 -------------       -------------
      Net increase (decrease) in net assets ...............................          9,327,964         (14,301,040)

Net Assets:
    Beginning of period ...................................................        108,543,659         122,844,699
                                                                                 -------------       -------------
    End of period .........................................................      $ 117,871,623       $ 108,543,659
                                                                                 =============       =============

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Telecommunications Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and one of five separately managed portfolios of the Corporation, whose primary objective is capital appreciation. The Fund commenced operations on November 1, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Continued)
================================================================================

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Forward Foreign Currency Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 1997, the Fund had open positions in the following forward foreign currency purchase contracts:

    Amount/Currency              Settlement Date      Proceeds       Value       Unrealized(Loss)
    ---------------              ---------------      --------       -----       ----------------
2,600,000   Hong Kong Dollars       02/26/98          $332,120      $334,244         $(2,124)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As of December 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

            Distribution in                 Accumulated Undistributed Net
             Excess of Net                 Realized (Loss) on  Investments
           Investment Income               and Foreign Currency Transactions
           -----------------               ---------------------------------
                 $283                                  $486,839

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Continued)
================================================================================

to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

2. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

3. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Adviser has agreed that in the event that any of the initial 10,000 shares it acquired on September 30, 1993 are redeemed during the period of amortization of the Fund's organizational expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the year ended December 31, 1997, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $270,798, or 0.25% of average net assets, the annual limitation under the Plan.

5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1997, other than short term securities, aggregated $9,178,890 and $39,037,594, respectively.

6. Transactions with Affiliates. During the year ended December 31, 1997, the Fund paid brokerage commissions of $7,785 to Gabelli & Company, Inc. and other affiliates of the Adviser.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 1997. The average daily amount of borrowings outstanding during the year ended December 31, 1997 was $306,674, with a related weighted average interest rate of 6.06%. The maximum amount borrowed at any time during the year ended December 31, 1997 was $3,580,000.

8. Capital Stock Transactions. Transactions in shares of common stock were as follows:

                                                               Year Ended                            Year Ended
                                                            December 31, 1997                     December 31, 1996
                                                     -------------------------------       -------------------------------
                                                        Shares             Amount             Shares             Amount
                                                     ------------       ------------       ------------       ------------
Shares sold ......................................      2,019,543       $ 24,786,732          2,412,958       $ 28,511,972
Shares issued upon reinvestment of dividends .....        895,899         11,897,535            646,152          7,288,589
Shares redeemed ..................................     (3,688,802)       (44,767,617)        (4,482,256)       (52,740,646)
                                                     ------------       ------------       ------------       ------------
  Net (decrease) .................................       (773,360)      $ (8,083,350)        (1,423,146)      $(16,940,085)
                                                     ============       ============       ============       ============

The Gabelli Global Telecommunications Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                               Year Ended December 31,
                                                          --------------------------------------------------------------
                                                            1997           1996         1995`        1994         1993+
                                                            ----           ----         -----        ----         -----
Operating performance:
     Net asset value, beginning of period .............   $  11.28       $  11.12     $   9.73     $  10.20     $  10.00
                                                          --------       --------     --------     --------     --------
     Net investment income ............................       0.00(e)        0.05         0.06         0.07         0.01
     Net realized and unrealized gain
       (loss) on investments ..........................       3.59           0.95         1.51        (0.44)        0.29
                                                           --------       --------     --------     --------     --------
     Total from investment operations .................       3.59           1.00         1.57        (0.37)        0.30
                                                          --------       --------     --------     --------     --------
Distributions to shareholders:
     From net investment income .......................       --            (0.05)       (0.06)       (0.07)       (0.01)
     From net realized gain on investments ............      (1.55)         (0.79)       (0.12)       (0.03)       (0.09)
                                                          --------       --------     --------     --------     --------
     Total distributions ..............................      (1.55)         (0.84)       (0.18)       (0.10)       (0.10)
                                                          --------       --------     --------     --------     --------
Net asset value, end of period ........................   $  13.32       $  11.28     $  11.12     $   9.73        10.20
                                                          ========       ========     ========     ========     ========
     Total return(a) ..................................       31.9%           9.0%        16.2%        (3.7)%        3.0%
                                                          ========       ========     ========     ========     ========
Ratios to average net assets and supplemental data:
     Net assets, end of period (in 000's) .............   $117,872       $108,544     $122,845     $137,731     $ 45,290
     Ratio of net investment income (loss) to
       average net assets .............................       0.01%          0.34%        0.53%        0.74%        1.28%(c)
     Ratio of operating expenses to
       average net assets(b) ..........................       1.78%          1.72%        1.75%        1.80%        2.54%(c)
     Portfolio turnover rate ..........................          9%             7%          24%          14%        --
     Average commission rate per share (d) ............   $ 0.0207       $ 0.0365         --           --           --

----------
+     From commencement of operations on November 1, 1993.
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(b) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.74%.
(c)   Annualized.
(d) For fiscal years beginning on or after September 1, 1995, the SEC requires a fund to disclose its average commission rate paid per share.
(e)   Amount represents less than $0.005 per share.

The Gabelli Global Telecommunications Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Global Telecommunications Fund

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of The Gabelli Global Tele communications Fund (one of the series constituting Gabelli Global Series Funds, Inc.), as of December 31, 1997, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Telecommunications Fund of Gabelli Global Series Funds, Inc. at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, presented in conformity with generally accepted accounting principles.


New York, New York                        /s/Grant Thornton LLP
February 26, 1998

--------------------------------------------------------------------------------
                   1997 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1997, the Fund paid to shareholders, on December 30, 1997, an ordinary income dividend (comprised of net investment income and short-term capital gains) totaling $0.04 per share and long-term capital gains totaling $1.51 per share. For the year ended December 31, 1997, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during 1997 which was derived from U.S. Treasury securities was 5.63%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Telecommunications Fund did not meet this strict requirement in 1997. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.
--------------------------------------------------------------------------------

                        Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                           Karl Otto Pohl
Chairman and Chief                              Former President
Investment Officer                              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana                             Werner J. Roeder, MD
Former Senior Vice President                    Director of Surgery
Dollar Dry Dock Savings Bank                    Lawrence Hospital

Anthony J. Colavita                             Anthonie C. van Ekris
Attorney-at-Law                                 Managing Director
Anthony J. Colavita, P.C.                       BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company,Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                           Marc J. Gabelli
President and Chief                             Associate Portfolio Manager
Investment Officer

Bruce N. Alpert                                 James E. McKee
Vice President and Treasurer                    Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------